Exhibit 99.3


Year in review
2017
119,000
Paid Customer Accounts
$123M
Q4 Revenue
$430M
2017 Revenue
Numbers as of December 31, 2017


Year in review
2017
Billion with a B...
1.25B
Support tickets solved
10,000
Mobile apps using our SDK
2,000
Employees
zendesk
Numbers as of December 31, 2017

Year in review

2017

CSR



9,500

Employee volunteer hours

$2.1M

Grants from Zendesk Neighbor Foundation

zendesk

Numbers as of December 31, 2017

Year in review
2017
CUSTOMERS

RYANAIR
gofundme
proctorU
Etsy
chime
CONRAD
nexway CONNECTED COMMERCE
uncommongoods
FINALCAD
Stride HEALTH
SOOTHE

zendesk

Numbers as of December 31, 2017